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                                                                  EXHIBIT 23(a)



                          INDEPENDENT AUDITORS CONSENT



         We consent to the incorporation by reference in this Registration Statement of MAPCO Inc. on Form S-8 of our report dated January 27, 1997, appearing in the Annual Report on Form 10-K of MAPCO Inc. for the year ended December 31, 1996.








/s/ Deloitte & Touche
--------------------------
Deloitte & Touche, LLP
Tulsa, Oklahoma
July 10, 1997